UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CREDO PETROLEUM CORPORATION
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CREDO PETROLEUM CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held March 17, 2005

You are invited to attend or to be represented by proxy at the Annual Meeting of Shareholders of CREDO Petroleum Corporation, a Colorado corporation, to be held at the Wells Fargo Bank West, N.A., Forum Room, Seventeenth and Broadway, Denver, Colorado, on March 17, 2005 at 2:30 p.m., MST, for the purposes set forth below.

1.                               To elect two Class III directors to serve until the year 2008 Annual Meeting of Shareholders.

2.                               To ratify the appointment of independent auditors for the fiscal year 2005.

3.                               To approve an amendment to the Company’s 1997 Stock Option Plan that increases the number of shares available for issuance under the Company’s 1997 Stock Option Plan.

4.                               To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on January 31, 2005 are entitled to vote at the meeting.  You are cordially invited to attend the meeting in person.

Whether or not you plan to attend the meeting, it is important that you return your signed proxy.  Your vote is important regardless of the number of shares you own.

BY ORDER OF THE BOARD OF DIRECTORS

James T. Huffman
President

January 28, 2005
Denver, Colorado

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY SO THAT YOUR VOTE CAN BE RECORDED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

You May Revoke Your Proxy And Vote In Person
If You Attend The Meeting.

CREDO PETROLEUM CORPORATION

1801 Broadway, Suite 900, Denver, Colorado 80202

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS, MARCH 17, 2005

Your proxy in the enclosed form is solicited by the Board of Directors of CREDO Petroleum Corporation for use at the Annual Meeting of Shareholders to be held on Thursday, March 17, 2005 at 2:30 p.m., MST, at the Wells Fargo Bank West, N.A., Forum Room, Seventeenth and Broadway, Denver, Colorado, and any adjournment thereof.  These proxy materials were first mailed to shareholders on or about February 8, 2005.

Only shareholders of record at the close of business on January 31, 2005 will be entitled to vote at the meeting.  On that date, there were 6,037,099 shares of common stock outstanding and entitled to vote, excluding 303,118 shares held in the Company’s treasury.

All shares represented by properly executed, unrevoked proxies timely received in proper form will be voted in accordance with the directions specified thereon.  Any such proxy on which no direction is specified will be voted in favor of the election of the nominees named herein to the Board of Directors and for ratification of the appointment of Hein & Associates LLP as independent auditors for the Company for fiscal 2005.  In addition, all proxies will be voted in accordance with the judgment of the proxy holders with respect to any other matter which may properly come before the meeting.  Any shareholder giving a proxy may revoke that proxy at any time before it is voted at the meeting by executing a later dated proxy, by voting by ballot at the meeting, or by filing with the Election Judge an instrument of revocation.

VOTING SHARES AND PRINCIPAL SHAREHOLDERS

The $.10 par value common stock of the Company is the only class of capital stock outstanding.  Each outstanding share of common stock is entitled to one vote with respect to each matter to be voted on by the shareholders, which vote may be given in person or by proxy duly authorized in writing.  Cumulative voting is not permitted.  A quorum, being a majority of shares of outstanding common stock, is necessary in order for business to be transacted at the meeting.  Director nominees receiving the largest number of votes will be elected.  For other matters subject to voting, the affirmative vote of the majority of the total shares represented and voted at the meeting is necessary for approval.  Shares that withhold votes for a nominee for director or shares that either abstain from voting on other proposals presented or which lack authority to vote will have no effect in the tabulation of votes although they will be counted toward the presence of a quorum.

The only persons known to own of record or beneficially more than 5% of the Company’s common stock as of January 31, 2005 are set forth below.

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class

James T. Huffman
6919 S. Steele Street
Centennial, Colorado 80122	878,820(1)	14.4%

R. K. O'Connell
P.O. Box 2003
Casper, Wyoming 82602	304,954(2)	5.1%

(1)                Mr. Huffman is the Company’s President and Chairman of the Board.  Includes 269,604 shares owned by members of Mr. Huffman’s family.

(2)                Includes 23,070 shares owned by Mr. O'Connell's wife and by a corporation for which he serves as an officer.

DIRECTORS AND OFFICERS

Election of Directors (Item 1 on Proxy Card)

The Articles of Incorporation, as amended, classify members of the Board of Directors into three classes having staggered terms of three years each.  The Board of Directors consists of six directors, including five outside directors, who have particular expertise in areas considered essential to the Company's business—namely geology, land, petroleum engineering, legal and accounting.

The directors to be elected to the Board in Class III at the 2005 Annual Meeting of Shareholders will serve until the 2008 Annual Meeting and until their successors are duly elected and qualified.  Class II and Class I directors will continue to serve until the 2006 and 2007 Annual Meetings of Shareholders, respectively, and until their successors are duly elected and qualified.

The Class III nominees named below are presently members of the Board of Directors.  Unless your proxy contains contrary instructions, it will be voted FOR the nominees.  Should the nominees become unable to serve, which is not anticipated, the proxy will vote for such substitute nominee as recommended by the Board of Directors.  Any vacancy occurring in a class following the election of that class may be filled by the Board of Directors.  A director selected to fill a vacancy in a class will hold office for a term expiring at the annual meeting at which the term of that class expires and until a successor is duly elected and qualified.

The following table sets forth certain information with respect to each nominee and each director whose term of office will continue after the meeting.

Information Concerning Director Nominees and Continuing Directors

Name, Age, Position with Company and Term as Director	Business Experience and Directorships in Other Public or Investment Companies	Shares of Common Stock Owned Beneficially and Percent of Class (1)

CLASS III - NOMINEES FOR ELECTION AT THE 2005 ANNUAL MEETING WHOSE TERMS WILL EXPIRE AT THE 2008 ANNUAL MEETING

William N. Beach Age: 80; Director since 1980	Independent oil operator and President of Beach Exploration, Inc. since 1975	119,200	(2.0	)%(3)(5)

Richard B. Stevens Age: 75; Director since 1987	Independent businessman and oil operator since 1987; President of SECO Energy Corporation from 1981 to 1987	248,236	(4.1	)%(3)

CLASS II - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2006 ANNUAL MEETING

James T. Huffman Age: 57; Chairman of the Board, President; Director since 1978	Chairman and President since 1981	878,820	(14.4	)%(2)(3)

Clarence H. Brown Age: 70; Director since 2000	Independent businessman and oil operator since December 2000; Executive Vice President, Chief Operating Officer and Director of Columbus Energy, Inc. from 1989 to November 2000; previously Chairman and Chief Executive Officer of Kimbark Oil and Gas Company	54,220	(0.9	)%(3)

Name, Age, Position with Company and Term as Director	Business Experience and Directorships in Other Public or Investment Companies	Shares of Common Stock Owned Beneficially and Percent of Class (1)

CLASS I - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2007 ANNUAL MEETING

Oakley Hall Age: 58; Director since 2000	Independent businessman since 2000; previously a PricewaterhouseCoopers partner	59,800	(1.0	)%(3)(4)

William F. Skewes Age: 59; Corporate Secretary and General Counsel; Director since 1980	Attorney in private practice since 1988; previously a partner in the Denver law firm of Kelly, Stansfield & O’Donnell from 1977 to 1988	87,034	(1.4	)%(3)

All Directors and Officers as a Group (seven persons)		1,458,559	(23.7)%

(1)          Owned of record and beneficially unless otherwise indicated.

(2)          Includes 269,604 shares owned by members of Mr. Huffman’s family.

(3)          Includes the following shares subject to currently exercisable stock options:  Mr. Huffman-48,250 shares; all other directors-13,000 shares each.

(4)          Mr. Hall’s shares are held in the name of an entity he controls.

(5)          Includes 16,200 shares owned by members of Mr. Beach’s family.

Information Concerning Meetings of the
Board of Directors and Board Committees

The Board of Directors met five times during fiscal 2004.  All directors were present for at least 80% of the meetings.  It is Company policy that Board members attend the Annual Meeting of Shareholders unless health, family or other important personal matters prohibit such attendance.  All members of the Board of Directors attended the Company’s 2004 Annual Meeting.

The Board has an Executive Committee consisting of Messrs. Hall, Huffman and Skewes.  The Executive Committee did not meet during fiscal 2004. There are no compensation or nominating committees because such matters are considered by the Executive Committee or the entire Board of Directors.  The Board of Directors consists of only six members and the Executive Committee consists of only three members.  The Board believes that, due to their size and/or composition, either body is capable and qualified to fulfill the function of a separate nominating committee or compensation committee.

The Audit Committee of the Board of Directors consists of three members: Mr. Hall, a CPA; Mr. Brown, a former oil company executive; and Mr. Skewes, an attorney in private practice.  Mr. Hall is a CPA and is a retired PricewaterhouseCoopers audit partner.  He is Chairman of the Audit Committee and is qualified as an “audit committee financial expert” under the applicable Commission rules.  Mr. Hall, Mr. Brown and Mr. Skewes are “independent” directors under the applicable National Association of Securities Dealers’ listing standards (“NASD Independent Director Standards”).

Audit Committee Report

The responsibilities of the Audit Committee are set forth in the Audit Committee Charter which has been adopted by the Board of Directors.  A copy of the Charter was included as an Appendix to the 2003 Proxy Statement and will be included at least once every three years in future Proxy Statements.

The Audit Committee met two times during fiscal 2004 and has met once since fiscal 2004 year-end.  The Committee reviewed and discussed the Company’s audited financial statements for fiscal 2004 with management and the Company’s independent auditors, and discussed with the Company’s independent auditors the matters required by Statement of Auditing Standards No. 61.  The Committee has received from the independent auditors appropriate disclosures regarding the auditors’ independence as required by Independence Standards Board Standard No. 1.  Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended October 31, 2004 be included in the Company’s Annual Report on Form 10-KSB.

Submitted by the Audit Committee of the Board of Directors

Oakley Hall, Chairman

Clarence H. Brown

William F. Skewes

Compensation of and Agreements with Non-Employee Directors

Non-employee directors receive $2,000 plus reimbursement for out-of-pocket expenses for each meeting of the Board of Directors attended and may be paid $100 per hour for committee meeting attendance or for consulting services provided at the request of the majority of the Board of Directors.

Non-employee directors also receive director compensation in the form of stock options granted under the Company’s Stock Option Plan.  The option exercise price is the price of the Company’s common stock on the option grant date.  The options vest in one-third increments beginning on the date of grant and then on each anniversary thereafter until fully vested.  Mr. Brown was granted a stock option on July 27, 2000 to purchase 45,000 shares at $2.74.  He exercised the remaining 18,720 exercisable stock options in May 2004.  Each non-employee director was granted a stock option on June 13, 2003 to purchase 19,500 shares at $8.89.  These options expire on their tenth anniversary date and none of the options have been exercised.  Amounts reported above have been adjusted for a 20% stock dividend made during 2003 and a 3-for-2 stock split in 2004.

The Company has entered into indemnification agreements with each of its non-employee directors.  Those agreements require the Company to indemnify such directors to the fullest extent permitted by Colorado Law and to advance expenses in connection with certain claims against the directors.

Information Concerning Other Executive Officers and Significant Employees

In addition to the directors and executive officers listed above, the following persons are executive officers or significant employees as defined by Securities and Exchange Commission regulations.

Name	Position	Age	Work Experience

James P. Garrett, Jr.	Controller and Chief Accounting Officer since January 2005, Vice President and Chief Financial Officer from July 2003 to January 2005, Secretary from January 2004 to January 2005	58

Prior to joining the Company, Manager of Internal Reporting and Manager of Expenditure Accounting from 2001 to mid-2003 for Cimarex Energy Corporation and one of its predecessor companies. Previously Controller and Treasurer of Columbus Energy Corporation from 1992 to 2000.  He is a member of the American Institute of Certified Public Accountants, the Colorado Society of CPAs and is a Director of COPAS Colorado.

Kenneth J. DeFehr	Manager-Petroleum Engineering since October 1990	55	Prior to joining the Company, Senior Reservoir Engineer for Axem Resources, Inc. from 1982 to 1990. Previously Reservoir Engineer for Phillips Petroleum Company. Registered Professional Engineer.

Torie A. Vandeven	Manager-Geology and Exploration since August 1999	50

Prior to joining the Company, Regional Geologist for Key Production Company from 1997 to 1998.  Previously Senior Staff Geologist and Regional Exploitation Geologist for Amoco Production Company from 1995 to 1997 and from 1998 to 1999, respectively.  Prior to 1995, Senior Staff Geologist for Santa Fe Minerals, Inc.  Certified Petroleum Geologist.

Executive Compensation

The following table shows, for the fiscal year ended October 31, 2004, the compensation paid or accrued by the Company for services in all capacities to the chief executive officer of the Company and to all other executive officers that had total annual salary and bonus in excess of $100,000.

Summary Compensation Table

		Annual Compensation				Long Term Compensation
						Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation		Restricted Stock Award(s)	Securities Underlying Options (Shares)	LTIP Payouts	All Other Compen- sation

James T. Huffman,	2004	$135,000	$45,000	$11,300	(1)	—	—	—	$98,200	(2)
Chief Executive	2003	$120,000	$50,000	$11,700	(1)	—	—	—	$80,200	(2)
Officer(3)	2002	$120,000	$30,000	$21,500	(1)	—	—	—	$50,300	(2)

James P. Garrett, Jr.	2004	$100,000	$5,000	—		—	—	—	—
Chief Financial	2003	$50,000	—	—		—	—	—	—
Officer(3)	2002	—	—	—		—	—	—	—

(1)                Of this amount, approximately 63%, 50% and 82% represents health insurance premiums in 2004, 2003 and 2002, respectively.

(2)                Of this amount, approximately 9% in 2004, 11% in 2003 and 15% in 2002 represents life insurance premiums, approximately 8% in 2004, 8% in 2003 and 11% in 2002 represents employer matching 401(k) Plan contributions, and the remainder primarily represents payments from oil and gas production.

(3)                Effective January 13, 2005, Mr. Garrett was elected to the position of Controller and Chief Accounting Officer and Mr. Huffman was elected to the position of interim Chief Financial Officer.

Option Grants in Last Fiscal Year

There were no grants of stock options to the named executive officers in 2004.

The following table provides information on the exercisability of options held by the named executive officers and the value of such officers’ unexercised options at October 31, 2004.  There were no option exercises during the period and the Company has not awarded any stock appreciation rights (SARs).

Aggregated Option/SAR Exercises in Last

Fiscal Year and Fiscal Year-End Option/SAR Values

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Unexercised Options/SARs at FY-End (Exercisable/ Unexercisable)	Value of Unexercised In-the-Money Options/SARs at FY-End(1) (Exercisable/ Unexercisable)

James T. Huffman	—	—	48,250/24,125	$234,817/$117,409
James P. Garrett, Jr.	—	—	11,250/33,750	$53,325/$159,975

(1)                Based on the fair market value of the Company's common stock at the close of business on October 31, 2004 ($13.76 per share) minus the exercise price of the option.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers to file initial reports of ownership and reports of changes in ownership of the Company’s common stock with the Commission.  Such persons are required to furnish the Company with copies of all Section 16(a) forms that they file.  Based upon a review of these filings and written representations by such persons, the Company believes that its directors and executive officers were in compliance with these requirements during fiscal 2004.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information, as of the end of fiscal year 2004, with respect to the Company’s compensation plans under which Common Stock is or was authorized for issuance and is outstanding.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan(s)(1) (c)

Equity compensation plans approved by security holders	377,250	$8.37	—
Equity compensation plans not approved by security holders	—	—	—
Total(2)	377,250	$8.37	—

(1)                Excluding securities reflected in column (a).

(2)                No shares are currently available for issuance under such plans.

SELECTION OF INDEPENDENT AUDITORS

(Item 2 on Proxy Card)

The Board of Directors has appointed, subject to ratification by the shareholders, Hein & Associates LLP as the independent auditors of the Company for fiscal 2005.  Representatives of Hein & Associates LLP will be present at the Annual Meeting to make any statement they so desire and to answer appropriate shareholder questions.

In the absence of contrary instructions by a shareholder, the shares represented by the proxy will be voted FOR the ratification of the appointment of Hein & Associates LLP as the Company’s independent auditors for fiscal 2005.

Audit Fees

The aggregate fees billed for professional services rendered by Hein & Associates LLP for its audit of the Company’s annual financial statements and its reviews of the financial statements included in the Company’s Form 10-QSB were $51,400 and $37,100 for fiscal 2004 and 2003 respectively.

Audit Related Fees

The aggregate fees billed for assurance and related services by Hein & Associates LLP totaled $1,800 and $1,600 in fiscal 2004 and 2003, respectively.

Tax Fees

The aggregate fees billed for tax services by Hein & Associates LLP were zero and $400 in fiscal 2004 and 2003, respectively.

All Other Fees

Hein & Associates LLP provided no services during fiscal 2003 and 2004 other than the services described above, and thus, no fees for such services were billed.  The Audit Committee has reviewed such fees and found that the provision of such other services is compatible with maintaining the principal accountant’s independence.

Policies and Procedures for Approval of Audit and Non-Audit Services

The Audit Committee pre-approves estimates of audit and non-audit services expected to be performed by Hein & Associates LLP in any fiscal year.  In addition, the Audit Committee has delegated authority to its Chairman to pre-approve additional audit and non-audit services by Hein & Associates LLP, and ensures that the independent auditors shall not be engaged to perform the specific non-audit services that are prohibited by law or regulation.  The Audit Committee Chairman must report the amount of any such additional pre-approved services at the next scheduled Audit Committee meeting.  The Audit Committee pre-approved 100% of Hein & Associates LLP fees for audit and non-audit services in fiscal 2003 and 2004.  There were no hours expended on the Hein & Associates LLP audit of the Company’s most recent financial statements by persons other than Hein & Associates LLP’s full-time, permanent employees.

The Audit Committee has concluded that services rendered by Hein & Associates LLP and the related fees paid to Hein & Associates LLP are compatible with maintaining Hein & Associates LLP’s independence.

The Board of Directors recommends a vote FOR this proposal and will be governed by the decision of a majority of shares voting.

INCREASE SHARES FOR ISSUANCE UNDER 1997 STOCK OPTION PLAN

(Item 3 on Proxy Card)

The Board of Directors has amended the CREDO Petroleum Corporation 1997 Stock Option Plan (the “Plan”), to increase the number of shares of the Company’s common stock authorized for issuance upon the exercise of options granted under the Plan from 650,000 shares to 900,000 shares.  As the amendment involves an increase in the number of options that may be granted under the Plan, the Board of Directors has directed that the amendment be submitted to the shareholders for their approval.  An affirmative vote of a majority of the shares voting on this issue is required to approve the amendment.

The Board of Directors believes that the availability of stock options to be granted to key employees of the Company is essential to attracting and retaining key people for the Company.  The increased number of shares authorized pursuant to the amendment provides additional opportunity for the Company to attract the most qualified employees.  The Board of Directors therefore unanimously recommends approval of the amendment.

Under the Plan, the Board of Directors is authorized to grant stock options to full-time employees of the Company and to non-employee directors and consultants of the Company whose judgment, initiative and efforts are, or are expected to be, important to the successful conduct of the Company’s business.  Any employee of the Company is eligible for a stock option grant by the Board in its discretion.

Options are granted on such terms as the Board of Directors determines. Generally options are granted at exercise prices not less than the fair market value of the Company’s common stock on the date of grant.  Options generally vest over periods of two to four years and expire after ten years.  In the event of a change of control of the Company, outstanding options will be immediately vested unless the Board specifies otherwise.  Options may generally be exercised only by the optionee and are not transferable except upon death or disability.

The Company’s stock option agreements generally provide that, upon exercise of an option, the Company and the option holder may agree that, in lieu of issuing stock, the Company may repurchase the option for an amount equal to the difference between the option exercise price and the fair market value of the stock.  The agreements also generally include provisions allowing the Company to loan the option holder all or a portion of the option exercise price.

The Plan expires on July 29, 2007, ten years after the date of its adoption; however, options granted under the Plan prior to its expiration continue to be exercisable after that date in accordance with their terms.

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to, among others, its principal executive, financial and accounting officers, and other persons, if any, performing similar functions.  The Company’s Code of Ethics is posted on the Company’s Internet website (www.credopetroleum.com).  In addition, a copy of the Code of Ethics can be obtained from the Company, without charge, by written request to the Chief Financial Officer at the Company’s address.

MANNER AND EXPENSES OF SOLICITATION

Solicitation of proxies will be by mail.  The total expenses of such solicitation will be borne by the Company and will include reimbursement of brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners.  Solicitation of proxies may be made by telephone or oral communication by regular employees of the Company who will not be directly compensated.  In addition, the Company may employ a proxy solicitor.  Costs of a proxy solicitor, if any, will be paid by the Company and will not exceed $100,000.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
AND SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any proposal which a shareholder intends to present for consideration and action at the next annual meeting of shareholders must be received in writing by the Company no later than October 3, 2005 and must conform to applicable SEC rules and regulations.  If a shareholder does not seek inclusion of a proposal in the proxy material and submits the proposal outside the process described in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, the proposal must be received by the Company’s Secretary on or before December 31, 2005.  If the proposal is not received by that date, the Board of Directors will be allowed to use its discretionary voting authority as to the proposal when it is raised at the Annual Meeting.  Nothing in this paragraph shall be deemed to require the Company to permit presentation of a shareholder proposal, or to include in the Company’s proxy materials relating to the 2006 Annual Meeting of Shareholders, any shareholder proposal that does not meet all of the requirements for presentation or inclusion established by the regulations of the SEC in effect at that date.

The Board of Directors attends each Annual Meeting and the individual directors are available to answer appropriate questions.  Appropriate questions generally relate to the Board’s responsibility to establish overall policy and direction for the Company, its responsibility to retain and evaluate management, and its responsibilities related to certain functions related to the Audit Committee.  In the past five years, the Company has not received any formal shareholder communications addressed to the Board of Directors or its members.  Shareholders may send communications to the Board of Directors addressed to the attention of the Chairman of the Executive Committee of the Board of Directors at the Company’s business address.  The Chairman of the Executive Committee will log and retain all such communications.  Those communications that the Chairman, in his sole judgment, believes are (i) within the scope of the Board of Directors’ responsibility, (ii) credible, and (iii) material, or potentially material, will be presented to the full Board of Directors at its next succeeding regular quarterly meeting.  The Board of Directors will then determine, in its sole judgment, whether a response is appropriate.

OTHER MATTERS

The Company knows of no other matters to be brought before the Annual Meeting.  However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters.

A copy of the Company’s Annual Report for the fiscal year ended October 31, 2004, which includes financial statements, is enclosed for your information.  The Annual Report is not a part of the proxy solicitation material.

PROXY	CREDO PETROLEUM CORPORATION	PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of CREDO Petroleum Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held March 17, 2005, at 2:30 p.m., MST, in the Wells Fargo Bank West, N.A., Forum Room, Seventeenth and Broadway, Denver, Colorado, and hereby appoints Oakley Hall with the power of substitution, as Proxy to vote all the shares of the undersigned at said Annual Meeting of Shareholders and at all adjournment thereof, hereby ratifying and confirming all that said Proxy may do or cause to be done by virtue thereof.  The above named Proxy is instructed to vote all of the undersigned’s shares as follows:

1.	Election of Directors:	☐	FOR the Class III nominees (except as marked to the contrary below)
		☐	WITHHOLD AUTHORITY to vote for the Class III nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW)

Class III – William N. Beach	Richard B. Stevens

2.	Proposal to ratify appointment of Hein & Associates LLP as the independent auditors of the Company for fiscal 2005:

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Proposal to approve an amendment to the Company’s 1997 Stock Option Plan that increases the number of shares approved for issuance under the Plan together with related matters:

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Dated this day of , 2005.

Signature

Signature

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees and other fiduciaries should so indicate when signing.